UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2012

PLAINS EXPLORATION & PRODUCTION COMPANY

(Exact name of registrant as specified in charter)

Delaware	001-31470	33-0430755
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

700 Milam, Suite 3100 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 579-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Public Offering of Senior Notes

Underwriting Agreement

On October 23, 2012, Plains Exploration & Production Company (“PXP”) and certain of its subsidiaries entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, as representative of the several underwriters, relating to the public offering of $3.0 billion in aggregate principal amount of senior notes, consisting of $1.5 billion in aggregate principal amount of 6 1/2% Senior Notes due 2020 (the “2020 Notes”) and $1.5 billion in aggregate principal amount of 6 7/8% Senior Notes due 2023 (the “2023 Notes” and, together with the 2020 Notes, the “Notes”). The offering was made pursuant to PXP’s shelf registration statement on Form S-3 (File No. 333-165263), which became effective upon filing with the Securities and Exchange Commission on March 5, 2010.

The Underwriting Agreement contains customary representations, warranties and agreements by PXP, and customary conditions to closing, indemnification obligations of PXP and the underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Notes and Supplemental Indentures

On October 26, 2012, PXP completed the public offering of the Notes. PXP intends to use the net proceeds from the offering of approximately $2.95 billion, after deducting the underwriting discount and estimated offering expenses, to fund a portion of the consideration of PXP’s previously announced acquisition of oil and gas interests in the Gulf of Mexico from BP Exploration & Production Inc. and BP America Production Company (collectively, “BP”) and Shell Offshore Inc. Pending the use of proceeds for such purposes, PXP expects to use a portion of the net proceeds from the offering to repay borrowings outstanding under PXP’s senior revolving credit facility (the “Credit Facility”).

The terms of the 2020 Notes and the 2023 Notes are governed by an Indenture dated as of March 13, 2007 (the “Base Indenture”), between PXP and Wells Fargo Bank, N.A, as trustee (the “Trustee”), as supplemented by the Sixteenth Supplemental Indenture dated as of October 26, 2012 (the “Sixteenth Supplemental Indenture”) and the Seventeenth Supplemental Indenture dated as of October 26, 2012 (the “Seventeenth Supplemental Indenture” and, together with the Sixteenth Supplemental Indenture, the “Supplemental Indentures” and, together with the Base Indenture, the “Indenture”), respectively, by and among PXP, the guarantors listed therein and the Trustee. The Indenture contains covenants that, among other things, limit PXP’s ability and the ability of PXP’s restricted subsidiaries to incur additional debt; make certain investments or pay dividends or distributions on PXP’s capital stock or purchase or redeem or retire capital stock; sell assets, including capital stock of PXP’s restricted subsidiaries; restrict dividends or other payments by restricted subsidiaries; create liens that secure debt; enter into transactions with affiliates; and merge or consolidate with another company.

The Sixteenth Supplemental Indenture, including the form of the 2020 Notes, and the Seventeenth Supplemental Indenture, including the form of the 2023 Notes, are filed herewith as Exhibit 4.1 and Exhibit 4.2, respectively, and incorporated by reference herein.

Relationships

The underwriters and certain of their affiliates have provided from time to time, and may provide in the future, investment and commercial banking and financial advisory services to PXP and its affiliates in the ordinary course of business, for which they have received and may continue to receive customary fees and commissions.

Item 8.01	Other Events

On October 22, 2012, the lenders under the Credit Facility delivered to PXP a Consent of Majority Lenders (the “Consent”) evidencing their consent to the special redemption provisions contained in the Supplemental Indentures. The lenders also agreed that in determining PXP’s compliance with the debt to EBITDAX (as defined in the Credit Facility) maintenance covenant in the Credit Facility, pro forma adjustments may be made for the BP acquisition until March 15, 2013, or such earlier time as the BP purchase and sale agreement has been terminated, and, in each case, until the redemption price relating to the special redemption has become due and payable with respect to the Notes. Further, the Consent provides for no reduction in PXP’s current $2.3 billion borrowing base in connection with the offering of the Notes. The borrowing base is subject to the existing scheduled and interim redetermination provisions in the Credit Facility. The next scheduled redetermination is on or before May 1, 2013.

The foregoing description of the Consent does not purport to be complete and is qualified in its entirety by reference to the full text of the Consent, which is filed as Exhibit 4.3 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated October 23, 2012, by and among PXP, the guarantors parties thereto and the underwriters parties thereto.

4.1	Sixteenth Supplemental Indenture, dated as of October 26, 2012, to the Indenture, dated as of March 13, 2007, among PXP, the subsidiary guarantors parties thereto and Wells Fargo Bank, N.A., as trustee (including form of the 2020 Notes).

4.2	Seventeenth Supplemental Indenture, dated as of October 26, 2012, to the Indenture, dated as of March 13, 2007, among PXP, the subsidiary guarantors parties thereto and Wells Fargo Bank, N.A., as trustee (including form of the 2023 Notes).

4.3	Consent of Majority Lenders, dated as of October 22, 2012, by JP Morgan Chase Bank, N.A., as administrative agent, and the lenders signatory thereto.

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS EXPLORATION & PRODUCTION COMPANY

Date: October 26, 2012	/s/ Nancy I. Williams
Nancy I. Williams Vice President—Accounting, Controller & Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated October 23, 2012, by and among PXP, the guarantors parties thereto and the underwriters parties thereto.

4.1	Sixteenth Supplemental Indenture, dated as of October 26, 2012, to the Indenture, dated as of March 13, 2007, among PXP, the subsidiary guarantors parties thereto and Wells Fargo Bank, N.A., as trustee (including form of the 2020 Notes).

4.2	Seventeenth Supplemental Indenture, dated as of October 26, 2012, to the Indenture, dated as of March 13, 2007, among PXP, the subsidiary guarantors parties thereto and Wells Fargo Bank, N.A., as trustee (including form of the 2023 Notes).

4.3	Consent of Majority Lenders, dated as of October 22, 2012, by JP Morgan Chase Bank, N.A., as administrative agent, and the lenders signatory thereto.

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included as part of Exhibit 5.1).